LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                           ENDED AUGUST 31, 2000

High current income consistent with preservation of capital.
KEMPER FLOATING RATE FUND

   "... Income potential increased more than 20 percent during the past year, an amount that kept pace with rising interest rates. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

10
TERMS TO KNOW

12
LARGEST SECTOR HOLDINGS

13
PORTFOLIO OF INVESTMENTS

18
FINANCIAL STATEMENTS

22
FINANCIAL HIGHLIGHTS

23
NOTES TO FINANCIAL STATEMENTS

28
REPORT OF INDEPENDENT AUDITORS

29
DIVIDEND REINVESTMENT PROGRAM

AT A GLANCE

KEMPER FLOATING RATE FUND AVERAGE
ANNUAL AND CUMULATIVE TOTAL RETURNS
FOR THE ONE-YEAR ENDING AUGUST 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                               LIPPER LOAN PARTICIPATION FUNDS CATEGORY
KEMPER FLOATING RATE FUND CLASS B                                              AVERAGE*
---------------------------------                              ----------------------------------------
5.94%                                                                            5.95%

                                LIFE OF
                       1-YEAR    CLASS
---------------------------------------------------------------
    KEMPER FLOATING
    RATE
    FUND CLASS A         n/a     4.90%     (Since 11/1/99)
 ...............................................................
    KEMPER FLOATING
    RATE
    FUND CLASS B        5.94%    5.63%     (Since 5/25/99)
 ...............................................................
    KEMPER FLOATING
    RATE
    FUND CLASS C         n/a     4.84%     (Since 11/1/99)
 ...............................................................
    LIPPER LOAN
    PARTICIPATION
    FUNDS
    CATEGORY AVERAGE*   5.95%      n/a
 ...............................................................

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 KEMPER FLOATING RATE FUND
 RANKINGS AS OF 8/31/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER LOAN PARTICIPATION FUNDS CATEGORY*

                       CLASS A      CLASS B       CLASS C
 .............................................................
    1-YEAR               n/a     #8 of 21 funds     n/a
 .............................................................

 NET ASSET VALUE

                               AS OF         AS OF
                              8/31/00       8/31/99
 ...........................................................
    KEMPER FLOATING RATE                     $5.00)
    FUND CLASS A               $4.94    (as of 11/1/99
 ...........................................................
    KEMPER FLOATING
    RATE FUND CLASS B          $4.92         $4.99
 ...........................................................
    KEMPER FLOATING RATE                     $5.00)
    FUND CLASS C               $4.94    (as of 11/1/99
 ...........................................................

*LIPPER, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE. THE FUND MAY INVEST AN UNLIMITED AMOUNT OF ITS ASSETS IN LOWER-RATED AND NONRATED INVESTMENTS, WHICH PRESENTS GREATER RISK TO PRINCIPAL AND INCOME THAN HIGHER-QUALITY INVESTMENTS.

THE LIMITED SECONDARY MARKET FOR SENIOR LOANS MEANS THE FUND MAY HAVE MORE RISK THAN A FUND THAT INVESTS IN SECURITIES WITH A SECONDARY MARKET.

THE FUND MAY BORROW TO SATISFY QUARTERLY REPURCHASE REQUIREMENTS AND TO MANAGE CASH FLOWS. COLLATERAL MAY NOT ENTIRELY SATISFY THE BORROWER'S OBLIGATIONS IN THE EVENT OF NONPAYMENT OF SCHEDULED INTEREST OR PRINCIPAL AND, IN SOME CASES, MAY BE DIFFICULT TO LIQUIDATE ON A TIMELY BASIS. ADDITIONALLY, A DECLINE IN THE VALUE OF THE COLLATERAL COULD CAUSE THE LOAN TO BECOME SUBSTANTIALLY UNSECURED, AND CIRCUMSTANCES COULD ARISE, SUCH AS BANKRUPTCY OF THE BORROWER, THAT COULD CAUSE THE FUND'S SECURITY IN THE LOANS' COLLATERAL TO BE INVALIDATED.

THE FUND MAY BE UNABLE TO COMPLETELY ACCOMMODATE ALL REDEMPTION REQUESTS.

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND INFORMATION FOR THE FUND AS OF AUGUST 31, 2000.

    DIVIDEND HISTORY      A SHARES    B SHARES    C SHARES
 ...............................................................
    8/31/00               $0.0314     $0.0308     $0.0310
 ...............................................................
    7/31/00               $0.0318     $0.0312     $0.0314
 ...............................................................
    6/30/00               $0.0309     $0.0304     $0.0305
 ...............................................................
    5/31/00               $0.0299     $0.0295     $0.0295
 ...............................................................
    4/30/00               $0.0310     $0.0304     $0.0306
 ...............................................................
    3/31/00               $0.0311     $0.0306     $0.0307
 ...............................................................
    2/29/00               $0.0282     $0.0277     $0.0278
 ...............................................................
    1/31/00               $0.0287     $0.0287     $0.0288
 ...............................................................
    12/31/99              $0.0363     $0.0362     $0.0363
 ...............................................................
    11/30/99              $0.0202     $0.0284     $0.0202
 ...............................................................
    10/31/99                n/a       $0.0266       n/a
 ...............................................................
    9/30/99                 n/a       $0.0267       n/a
 ...............................................................
    INCOME                $0.2995     $0.3572     $0.2968
 ...............................................................
    ANNUALIZED
    DISTRIBUTION RATE:+    7.63%       7.54%       7.53%
 ...............................................................

+DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy put on more speed than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, we estimate that the economy grew at a rate of less 3 percent rate during the summer. It seems that expensive energy, currency volatility and more widespread profit problems, are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Everyone's talking about oil prices, and with good reason: They have a particularly pernicious history of disrupting the economy. Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of gross domestic product (GDP) as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and corporate treasurers are finding it easily. Banks increased business lending by 11.5 percent in the past year, and the bond markets are healthy, with only the lowest credit-quality companies experiencing any difficulty issuing bonds. Capital goods orders reflect executives' enthusiasm -- they've been accelerating since early in the year, and in August were up more than 15 percent compared to a year ago.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. Second, interest expense will surge (thanks to higher rates and all that new debt). Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (9/30/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       5.80                   6.30                   5.90                   4.80
Prime rate (2)                                  9.50                   9.00                   8.25                   8.50
Inflation rate (3)*                             3.30                   3.20                   2.30                   1.70
The U.S. dollar (4)                             8.40                   0.60                  -3.30                   4.10
Capital goods orders (5)*                      16.10                   8.40                   1.90                  15.60
Industrial production (5)*                      5.80                   5.30                   3.10                   4.40
Employment growth (6)                           1.90                   2.30                   2.20                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 8/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  Fiscal policy is likely to be more stimulative no matter who wins the presidential election. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists aren't running for office. Politicians are. And inflation risk is about the last thing on the minds of politicians in the heat of their election campaigns. They want to win votes, and the time-tested way to do so is to make promises. Whatever their political differences, neither candidate is planning a lot of fiscal restraint. The good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest. And even then, each candidate's plan maintains a portion of the surplus stemming from Social Security receipts -- a surplus that should reach new heights in 2001.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement) rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers won't stay out of the shopping centers and restaurants for long. We expect consumer spending growth to move back above 3 percent by early next year and stay there.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, growth should pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but banks and the bond market are still lending freely. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of 2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF OCTOBER 5, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

PERFORMANCE UPDATE

[BABSON PHOTO]

KELLY D. BABSON IS LEAD PORTFOLIO MANAGER OF THE FUND. A MANAGING DIRECTOR, SHE JOINED THE ORGANIZATION SIX YEARS AGO AND CURRENTLY DIRECTS SCUDDER KEMPER INVESTMENTS, INC.'S PRIVATE DEBT GROUP, WHICH MANAGES INVESTMENTS IN PRIVATE PLACEMENTS AND SENIOR BANK LOANS FOR A VARIETY OF CLIENTS. SHE IS ASSISTED BY A TEAM OF BANK LOAN ANALYSTS. BABSON HAS AN M.B.A. FROM NEW YORK UNIVERSITY AND A B.A. IN GOVERNMENT FROM GEORGETOWN UNIVERSITY.
KENNETH WEBER, A SENIOR VICE PRESIDENT, IS CO-PORTFOLIO MANAGER. HE HAS 15 YEARS EXPERIENCE IN THE STRUCTURING, DISTRIBUTION AND TRADING OF FIXED-INCOME SECURITIES. HE HAS AN M.B.A. FROM THE UNIVERSITY OF CHICAGO, A B.S. IN ECONOMICS FROM JOHNS HOPKINS UNIVERSITY AND C.F.A. CERTIFICATION.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

KEMPER FLOATING RATE FUND PROVIDED AN INCREASED
LEVEL OF INCOME IN A RISING-INTEREST-RATE
ENVIRONMENT. KELLY BABSON SHARES HER VIEWS ON THE
BANK LOAN MARKET AND PROVIDES AN OUTLOOK FOR THE
FUND FOR THE YEAR AHEAD.

Q     WHAT WERE THE DYNAMICS OF THE BANK LOAN AND BOND MARKETS BETWEEN AUGUST
1999 AND AUGUST 2000?

A     Bank loans generally held up quite well in an environment of strong economic growth, high volatility in equity and fixed-income markets, creeping inflation and an aggressive Federal Reserve Board. For bonds, it was one of the most volatile periods since 1994. The nation's unemployment rate reached 30-year lows. Oil prices neared $35 a barrel, and consumer spending was brisk.

  Unlike high-yield bonds, payments on floating-rate loans are adjusted periodically in response to changes at the short end of the yield curve. The steady increase we've had in the fed funds rate since August 1999 (from 5.25 percent to 6.50 percent) increased bank loan rates commensurately. At the same time, credit markets reacted to rising levels of corporate stress and defaults with a widening of credit spreads and heightened credit differentiation. Despite the rise in distressed credits and the reluctance of some mutual funds to fully use mark-to-market pricing, institutional investors continued to display strong confidence in bank loans, given their priority claim on assets and floating rate coupons. For much of the year, the risk/return ratios for bank loans were attractive compared with most fixed-income investment alternatives.

Q     HOW DID KEMPER FLOATING RATE FUND PERFORM IN THIS ENVIRONMENT?

A     Kemper Floating Rate Fund's 12-month return of 5.94 percent (Class B shares) was in line with the 5.95 percent return of the average loan participation fund tracked by Lipper, Inc. The fund achieved a one-year Lipper total return ranking of 8 among 21 loan participation funds*. During the period, the amount of new investments into the fund increased dramatically.

  Kemper Floating Rate Fund's 12-month results outpaced the 1.13 percent total return of Lehman Brothers U.S. Corporate High Yield index, an unmanaged group of lower-quality corporate bonds that vary in maturity. The fund's results were also higher than the 5.71 percent, 12-month return of the Lehman Brothers 1- to 3-Year Government Bond index, an unmanaged group of high-quality bonds maturing in less than three years. The Lehman Brothers Aggregate Bond index, a group of long-term investment-grade bonds, rose 7.56 percent for the 12 months ended August 31, 2000.

  Kemper Floating Rate Fund's income potential increased more than 20 percent during the past year, an amount that kept pace with rising interest rates. The fund's distribution rate rose from 6.50 percent as of August 31, 1999, to 7.81 percent as

PERFORMANCE UPDATE

of August 31, 2000. Thus, the fund maintained a more than 125-basis-point yield advantage over the federal funds rate and a 100-basis-point yield advantage over the six-month London Interbank Offer Rate (LIBOR, a benchmark yield for short-term floating-rate securities) benchmark, which stood at 6.83 percent as of August 31, 2000.

* SOURCE IS LIPPER INC.

Q

      HOW STABLE WAS THE FUND'S NET ASSET VALUE DURING THE PAST YEAR?

A
      For the first six months of fiscal year 2000, net asset value fell one cent to $4.98 a share (for Class B shares). Between February 29, 2000, and August 31, 2000, the fund's net asset value fell six cents to $4.92 (for Class B shares). The cause of the decline during the second half of the year was a devaluation of one loan, which we sold at a loss in July. The loan, made to Safety-Kleen, lost value unexpectedly after the waste management company's senior executives resigned and accounting problems surfaced at the company. Based on our market observations, we believe other loan participation funds investing in Safety-Kleen also suffered losses during the period. Given what we saw as continuing uncertainties for Safety-Kleen and the limited potential for a rebound, we decided to liquidate the position in an effort to maintain a portfolio free of distressed securities.

Q

      WHAT DOES THE KEMPER FLOATING RATE FUND PORTFOLIO LOOK LIKE CURRENTLY?

A
      We've invested in loans across many industries. The fund's largest industry position was in telecommunications as of August 31, 2000 (see Top 10 Loan Holdings and Sector Weightings chart).

  Since the fund's last shareholder report in February 2000, the fund's cash position has risen and stood at 22 percent of net assets as of August 31, 2000. This is higher than we would have liked, and reflects the limited supply of attractive new loans coming to market this past spring and summer. The loan market, partly in response to some of the stresses in the high-yield bond market, has seen a fairly significant slowdown in supply this year, with supply down more than 30 percent from the levels of 1999, by our estimate.

  We are making every effort to be fully invested while at the same time adhering to strict credit selection guidelines. We hope that what appears to be a resurgence of merger and buyout activity in several industrial sectors such as automotive and packaging will provide us with increased buying opportunities this autumn.

Keeping Up With The Fed Kemper Floating Rate Fund's Distribution Rate (Class B shares)
June 30, 1999 to August 31, 2000
[BAR GRAPH]

                                                                KEMPER FLOATING RATE FUND
                                                            DISTRIBUTION RATE (CLASS B SHARES)          FEDERAL FUNDS RATE
                                                            ----------------------------------          ------------------
6/30/99                                                                    6.40                                5.00
                                                                           6.40                                5.00
                                                                           6.70                                5.25
                                                                           6.70                                5.25
                                                                           6.70                                5.25
                                                                           6.80                                5.50
12/31/99                                                                   6.80                                5.50
                                                                           6.80                                5.50
                                                                           7.09                                5.75
                                                                           7.35                                6.00
                                                                           7.41                                6.00
                                                                           7.41                                6.50
6/30/00                                                                    7.53                                6.50
                                                                           7.53                                6.50
                                                                           7.81                                6.50
9/30/00                                                                    7.81                                6.50

Source: Bloomberg Business News
Past performance does not guarantee future results. Distribution rate is calculated by taking the sum of the previous 30 days of distribution factors and dividing this sum by the fund's net asset value as of 8/31/00. The value is then annualized. Rates change monthly and depend on the fund's net asset value as of 8/31/00 and current distributions. Class A and Class C distribution rates were 8.02% and 7.81%, respectively, as of 8/31/00. Distribution rates and returns will vary by class.
The federal funds rate is the interest rate banks charge each other for overnight loans. The Federal Reserve Board regularly sets a target federal funds rate to influence the level of U.S. economic activity. The rate is not representative of the yield or return of any Kemper fund and changes periodically.

Q

      TELECOMMUNICATIONS AND BROADCASTING ARE CURRENTLY THE FUND'S LARGEST SECTOR WEIGHTINGS. HOW DID THESE LOANS DO IN THE PAST YEAR?

A
      The fund's holdings in these sectors did especially well. Several of our borrowers were acquired by higher-rated companies, resulting in a refinancing of their debt. Our focus on top-tier names in the rapidly evolving telecommunications sector helped us avoid some problems as the funding dynamics of the capital-intensive telecom sector changed following a major correction in telecom equities this past spring. The easy access to capital that this sector enjoyed has dried up. Lending standards are tighter, and potential investors are evaluating new issues with a fine-tooth comb, rejecting firms that lack solid business plans. Our approach continues to favor established companies with stable management teams, solid business plans, strategic asset value and adequate funding.

  Given the fast-growth scenario that many telecom companies are

PERFORMANCE UPDATE

employing and the positive prospects going forward, we're very comfortable with a relative overweighting in this sector.

Q     HAVE YOU MADE ANY MAJOR CHANGES IN THE PORTFOLIO SINCE YOU BECAME LEAD
PORTFOLIO MANAGER THIS PAST APRIL?

A     We are fortunate that with one exception, Safety-Kleen, the portfolio we inherited appears sound. Therefore, our core positioning has not changed since April. We have hired three additional analysts in Boston to fill vacancies and have further refined our disciplined investment process. In our view, the key to adding value to the portfolio is through careful fundamental research.

  In evaluating loans, we look for sound business and industry fundamentals, solid management teams, relatively stable cash flow and strong equity sponsorship. Recently, we have also added some quantitative risk assessment tools to supplement our credit analysis.

Q     HOW DOES THE FUND'S INVESTMENT STRATEGY AND LOAN PRICING POLICY DIFFER
FROM SOME OF ITS PEERS?

A     Some bank loan mutual funds invest in a mix of bank loans and high-yield corporate bonds to increase income potential. Given the investment objective of this fund, we refrain from this strategy because it adds interest-rate risk to the portfolio, as well as the potential for greater price volatility, and we believe many of the fund's shareholders have included the fund in their asset allocation mix specifically to reduce the effect volatility can have on their portfolios.

  To place a value on loans in the portfolio, we use mark-to-market pricing (see Terms To Know, on page 10). Some funds use this method for only a portion of their portfolios and instead rely on "fair-value pricing," a more subjective way of pricing loans. We think mark-to-market pricing helps us maintain a more current net asset value.

Q     WHEN INTEREST RATES CHANGE, HOW DOES IT AFFECT THE INCOME POTENTIAL OF
LOANS IN THE PORTFOLIO?

A     Rates on floating-rate loans can be reset higher or lower, usually once every few months, depending on the direction of interest rates. As of August 31, 2000, most loans in the fund's portfolio had reset provisions that have the potential to change a borrower's payments every three months. In some ways, a corporate borrower is in a position analogous to that of a home owner with an adjustable-rate mortgage. The borrower benefits from a drop in rates, while it is the lender that benefits from an increase in rates.

Q     WHAT'S YOUR OUTLOOK FOR THE YEAR AHEAD?

A     While it appears that the Federal Reserve has tamed inflation for the moment and that U.S. economic growth is slowing, a lot of variables remain that could cause a resurgence in interest rates -- particularly energy, national fiscal policy and relatively high levels of consumer consumption. Oil prices have not retreated, natural gas shortages loom for the winter ahead, and the unemployment rate remains near historic lows. In a few short weeks, we'll also see the fruits of this fall's national election, an event that has the potential to change economic, equity market and interest-rate expectations.

  In our view, more bond market volatility lies ahead. At the start of fiscal year 2000, 10-year Treasuries yielded 5.98 percent, 102 basis points higher than three-month Treasury bills (4.96 percent). By August 31, 2000, the yield curve had completely inverted so that three-month Treasury bills yielded 6.30 percent, 58 basis points more than 10-year bonds. While the Treasury Department's ongoing buyback program will undoubtedly support long-term Treasury prices in the coming months, history has shown that the yield curve does not remain inverted for an extended period. If interest rates rise again, we believe that Kemper Floating Rate Fund's ability to capture added income from bank loans while striving for a relatively stable net asset value will be more attractive than ever.

TERMS TO KNOW

CREDIT SPREAD The difference in yield between higher-quality and lower-quality bonds of similar duration, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to "narrow." When the opposite occurs, the spread is said to "widen."

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

MARK-TO-MARKET PRICING Mark-to-market pricing is an objective way to establish the value of loans in a floating-rate fund's portfolio. In using this method, a fund's management team relies on independent agents who monitor and record daily fluctuations in the value of loans.

SENIOR BANK LOANS Senior bank loans are commercial loans that are typically high yielding and made by groups of financial institutions to corporations. Usually, these loans are secured by senior claims on assets, specific collateral and strict loan covenants. Collateral that typically backs senior loans includes buildings, equipment, inventory, accounts receivable, patents, trademarks, and common and preferred stock in operating subsidiaries.

TOTAL RETURN An investment's total return figure measures both its net investment income and any realized price appreciation or depreciation for a given period. Total return assumes reinvestment of all dividends and represents the aggregate percentage or dollar value change over the period.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED AUGUST 31, 2000
 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                       LIFE OF
                                                              1-YEAR    CLASS
----------------------------------------------------------------------------------------------------
    KEMPER FLOATING RATE FUND CLASS A                           n/a      4.90%   (since 11/1/99)
 ....................................................................................................
    KEMPER FLOATING RATE FUND CLASS B                          3.47%     3.73    (since 5/25/99)
 ....................................................................................................
    KEMPER FLOATING RATE FUND CLASS C                           n/a      3.85    (since 11/1/99)
 ....................................................................................................

KEMPER FLOATING RATE FUND
Growth of an assumed $10,000 investment in Class B shares from 5/31/99 to 8/31/00
[LINE GRAPH]

                                                  KEMPER FLOATING RATE           LEHMAN BROTHERS            US CONSUMER PRICE
                                                      FUND CLASS B1           AGGREGATE BOND INDEX+              INDEX++
                                                  --------------------        ---------------------         -----------------
5/31/99                                                   10000                       10000                       10000
9/30/99                                                   10177                       10036                       10102
3/31/00                                                   10482                       10245                       10295
8/31/00                                                   10483                       10670                       10387

RETURNS ARE HISTORICAL AND DO NOT
GUARANTEE FUTURE PERFORMANCE. INVESTMENT
RETURNS AND PRINCIPAL VALUES WILL
FLUCTUATE SO THAT SHARES, WHEN REDEEMED,
MAY BE WORTH MORE OR LESS THAN ORIGINAL
COST.

 *TOTAL RETURN MEASURES NET INVESTMENT
  INCOME AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS, ASSUMING
  REINVESTMENT OF DIVIDENDS AND
  ADJUSTMENT FOR MAXIMUM EARLY
  WITHDRAWAL OF 3 PERCENT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    CONTINGENT DEFERRED SALES CHARGE IN
    EFFECT AT THE END OF THE PERIOD FOR
    CLASS B SHARES. IN COMPARING KEMPER
    FLOATING RATE FUND CLASS B SHARE
    PERFORMANCE WITH THE LEHMAN BROTHERS
    AGGREGATE BOND INDEX AND U.S.
    CONSUMER PRICE INDEX, YOU SHOULD
    ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE APPLICABLE
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

 +THE LEHMAN BROTHERS AGGREGATE BOND
  INDEX IS A TOTAL-RETURN INDEX THAT
  INCLUDES FIXED-RATE DEBT ISSUES RATED
  INVESTMENT GRADE OR BETTER. IT
  CONTAINS GOVERNMENT, CORPORATE AND
  MORTGAGE SECURITIES CONSIDERED
  REPRESENTATIVE OF THE MARKET FOR
  INVESTMENT-GRADE BONDS AS A WHOLE.
  SOURCE: WIESENBERGER(R).

++THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE:
  WIESENBERGER(R).

LARGEST SECTOR HOLDINGS

LARGEST SECTOR HOLDINGS*
Kemper Floating Rate Fund Largest Loan Holdings as of 8/31/00

                SECTOR WEIGHTINGS                                PERCENT
------------------------------------------------------------------------

                CASH EQUIVALENTS
1.                                                                22.4%
------------------------------------------------------------------------

                MANUFACTURING
2.                                                                19.4%
------------------------------------------------------------------------

                COMMUNICATIONS
3.                                                                18.0%
------------------------------------------------------------------------

                MEDIA
4.                                                                 8.5%
------------------------------------------------------------------------

                SERVICE INDUSTRIES
5.                                                                 8.2%
------------------------------------------------------------------------

                CONSUMER DISCRETIONARY
6.                                                                 6.2%
------------------------------------------------------------------------

                HEALTH
7.                                                                 4.6%
------------------------------------------------------------------------

                METALS & MINERALS
8.                                                                 3.0%
------------------------------------------------------------------------

                TELECOMMUNICATIONS
9                                                                  2.2%
------------------------------------------------------------------------

                OTHER
10.                                                                1.7%
------------------------------------------------------------------------

                CONSUMER STAPLES
11.                                                                1.4%
------------------------------------------------------------------------

                DURABLES
12.                                                                1.4%
------------------------------------------------------------------------

                TRANSPORTATION
13.                                                                1.4%
------------------------------------------------------------------------

                TECHNOLOGY
14.                                                                1.1%
------------------------------------------------------------------------

                CONSTRUCTION
15.                                                                0.5%
------------------------------------------------------------------------

*Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER FLOATING RATE FUND
Portfolio of Investments at August 31, 2000

    REPURCHASE AGREEMENTS--0.3%                                                      PRINCIPAL AMOUNT       VALUE
                                       State Street Bank and Trust Company, dated
                                         8/31/2000 at 6.57%, to be repurchased at
                                         $476,083 on 9/1/2000
                                         (Cost $476,000)(b)                             $  476,000       $    476,000
                                       ----------------------------------------------------------------------------------
    COMMERCIAL PAPER--22.1%
                                       Abbott Labs, 6.44%, 9/6/2000                      3,000,000          2,997,317
                                       Bell South Corp., 6.46%, 9/7/2000                 5,749,000          5,742,800
                                       Coca Cola, 6.47%, 9/12/2000                       4,500,000          4,491,104
                                       Federal National Mortgage Association,
                                         6.47%, 9/6/2000                                 5,000,000          4,995,507
                                       Fcar Owner Trust, 6.47%, 9/1/2000                 7,000,000          7,000,000
                                       Ford Motor Credit, 6.50%, 9/8/2000                5,500,000          5,493,060
                                       Merrill Lynch & Co., 6.49%, 9/5/2000              3,000,000          2,997,843
                                       Pitney Bowes Credit Corp., 6.46%, 9/8/2000        5,000,000          4,993,719
                                       ----------------------------------------------------------------------------------
                                       TOTAL COMMERCIAL PAPER
                                       (Cost $38,711,350)                                                  38,711,350
                                       ----------------------------------------------------------------------------------
    VARIABLE RATE SENIOR LOAN INTERESTS*--75.9%

    COMMUNICATIONS--18.0%
                                       American Cellular Corp.:
                                         Term Loan B (LIBOR plus 2.75%), 3/31/2008       1,400,000          1,401,750
                                       Term Loan C (LIBOR plus 3.00%), 3/31/2009         1,600,000          1,602,000
                                       American Towers, Term Loan B (LIBOR plus
                                         3.25%), 12/31/2007                              3,000,000          3,030,000
                                       Centennial Cellular:
                                         Term Loan B (LIBOR plus 3.25%), 5/31/2007       1,488,670          1,493,332
                                       Term Loan C (LIBOR plus 3.50%), 11/30/2007        1,488,665          1,493,306
                                       Clearnet PCS, Inc., Secured Loan
                                         (LIBOR plus 1.75%), 7/9/2007                    2,000,000          1,915,000
                                       Cincinnati Bell, Term Loan B
                                         (LIBOR plus 2.25%), 12/30/2006                  2,000,000          2,003,750
                                       Crown Castle Operating Co., Term Loan B
                                         (LIBOR plus 2.75%), 3/31/2008                   1,000,000          1,005,000
                                       Dobson Operating Co., Term Loan B
                                         (LIBOR plus 3.00%), 12/31/2007                    995,000            992,512
                                       Global Crossing Holdings Ltd., Term Loan B
                                         (LIBOR plus 2.75%), 7/31/2006                   4,000,000          4,025,000
                                       Level 3 Communications, Term Loan B
                                         (LIBOR plus 3.50%), 1/15/2008                   1,000,000          1,004,375
                                       McLeodUSA, Inc., Term Loan B
                                         (LIBOR plus 3.00%), 5/30/2008                   3,000,000          3,005,625
                                       Nextel Finance:
                                         Term Loan B (LIBOR plus 3.38%), 6/30/2008       2,000,000          2,012,500
                                       Term Loan C (LIBOR plus 3.63%), 12/31/2008        2,000,000          2,012,500
                                       Nextlink Communications, Term Loan B
                                         (LIBOR plus 3.25%), 6/30/2007                   2,000,000          2,000,000

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT       VALUE
                                       Rural Cellular Corp.:
                                         Term Loan B (LIBOR plus 3.00%), 10/3/2008      $  500,000       $    498,750
                                       Term Loan C (LIBOR plus 3.25%), 4/3/2009            500,000            498,750
                                       Voicestream PCS Holdings, Term Loan B
                                         (LIBOR plus 3.00%), 2/25/2009                   1,500,000          1,496,250
                                       ----------------------------------------------------------------------------------
                                                                                                           31,490,400
-------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--0.5%
                                       Juno Lighting, Inc., Term Loan B
                                         (PRIME plus 3.25%), 6/30/2006                     825,600            821,472
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--6.2%
                                       FelCor Lodging Trust, Inc., Term Loan
                                         (LIBOR plus 2.50%), 4/30/2004                   1,994,667          1,984,693
                                       Meristar Hospitality, Term Loan B
                                         (LIBOR plus 2.00%), 12/31/2004                  1,430,404          1,426,828
                                       Outsourcing Solution, Term Loan B
                                         (LIBOR plus 4.00%), 6/30/2006                     992,500            985,056
                                       Pebble Beach Co., Term Loan B
                                         (LIBOR plus 3.00%), 7/31/2006                   1,966,000          1,972,144
                                       Six Flags Theme Parks, Term Loan B
                                         (LIBOR plus 3.25%), 11/30/2005                  2,500,000          2,518,750
                                       Washington Football Inc.:
                                         Term Loan (LIBOR plus 2.88%), 7/31/2004         1,920,000          1,921,200
                                       Term Loan A (LIBOR plus 1.50%), 7/31/2004            80,000             80,050
                                       ----------------------------------------------------------------------------------
                                                                                                           10,888,721
-------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--1.4%
                                       American Safety Razor, Term Loan B
                                         (LIBOR plus 3.75%), 4/30/2007                     471,438            471,438
                                       Spartan Stores, Inc., Term Loan B
                                         (LIBOR plus 2.25%), 3/18/2007                   1,993,333          1,985,689
                                       ----------------------------------------------------------------------------------
                                                                                                            2,457,127
-------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.4%
                                       DeCrane Finance, Term Loan C
                                         (LIBOR plus 3.50%), 4/23/2006                   1,481,242          1,466,430
                                       Transportation Manufacturing Operations,
                                         Term Loan (LIBOR plus 3.25%), 6/16/2006           990,000            950,143
                                       ----------------------------------------------------------------------------------
                                                                                                            2,416,573
-------------------------------------------------------------------------------------------------------------------------

    HEALTH--4.6%
                                       Charles River Labs, Term Loan B
                                         (LIBOR plus 3.75%), 9/30/2007                     945,000            948,544
                                       Stryker Corp.:
                                         Term Loan B (LIBOR plus 2.50%),
                                         12/31/2005                                      1,488,617          1,494,199
                                       Term Loan C (LIBOR plus 2.75%), 12/31/2006          733,189            735,938
                                       Sybron International Corp., Term Loan B
                                         (LIBOR plus 2.00%), 7/31/2004                   2,992,500          2,985,019
                                       Triad Hospitals, Term Loan B
                                         (LIBOR plus 4.00%), 11/01/2005                  1,974,819          1,977,992
                                       ----------------------------------------------------------------------------------
                                                                                                            8,141,692
-------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--19.4%
                                       Dura Operating Corp., Term Loan B
                                         (LIBOR plus 2.50%), 3/31/2006                   4,987,500          5,003,086
                                       Flowserve Corp., Term Loan B
                                         (LIBOR plus 3.50%), 6/30/2008                   1,000,000          1,000,313
                                       Huntsman Corp., Term Loan C
                                         (LIBOR plus 3.00%), 12/31/2005                  1,500,000          1,501,875

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT       VALUE
                                       Huntsman ICI Chemicals:
                                         Term Loan B (LIBOR plus 3.00%), 6/30/2007      $1,485,000       $  1,498,922
                                       Term Loan C (LIBOR plus 3.25%), 6/30/2008         1,485,000          1,498,922
                                       Kerr Group, Term Loan B
                                         (LIBOR plus 3.25%), 3/31/2006                     997,500            995,375
                                       Kosa (Arteva), Term Loan B
                                         (LIBOR plus 3.25%), 12/31/2006                  1,672,581          1,678,853
                                       Lyondell Chemical, Term Loan E
                                         (LIBOR plus 3.88%), 5/31/2006                   1,975,000          2,051,531
                                       Mail-Well, Inc., Term Loan B
                                         (LIBOR plus 2.50%), 3/31/2007                   1,995,000          2,001,234
                                       Mueller Group:
                                         Term Loan B (LIBOR plus 3.25%),
                                         8/31/2006                                         990,000            997,425
                                       Term Loan C (LIBOR plus 3.50%),
                                         8/31/2007                                         990,000            999,638
                                       OM Group, Term Loan B
                                         (LIBOR plus 3.00%), 3/31/2007                     997,500            998,747
                                       Packaging Corp. of America, Term Loan B
                                         (LIBOR plus 3.25%), 4/12/2007                   1,809,524          1,815,179
                                       Riverwood Holding:
                                         Term Loan B (LIBOR plus 3.00%),
                                         2/28/2004                                       1,404,723          1,409,113
                                       Term Loan C (LIBOR plus 3.50%),
                                         2/28/2004                                         568,024            569,798
                                       SPX Corporation, Term Loan B
                                         (LIBOR plus 2.25%), 9/30/2006                     995,000          1,000,597
                                       Stone Container, Term Loan D
                                         (LIBOR plus 3.50%), 10/1/2003                   2,995,683          3,008,611
                                       Synthetic Industries, Term Loan B
                                         (LIBOR plus 3.50%), 12/01/2007                  1,000,000            965,000
                                       Tapco International Corp.:
                                         Term Loan B (LIBOR plus 3.00%),
                                         7/31/2007                                         309,375            309,375
                                       Term Loan C (LIBOR plus 3.25%),
                                         7/31/2008                                         185,625            185,625
                                       Tenneco Automotive:
                                         Term Loan B (LIBOR plus 3.25%),
                                         10/31/2007                                      1,250,000          1,243,750
                                       Term Loan C (LIBOR plus 3.50%),
                                         4/30/2008                                       1,250,000          1,243,750
                                       Terex Corp., Term Loan C
                                         (LIBOR plus 3.25%), 3/6/2006                    1,966,705          1,956,872
                                       ----------------------------------------------------------------------------------
                                                                                                           33,933,591
-------------------------------------------------------------------------------------------------------------------------

    MEDIA--8.5%
                                       CC 6 Operating Company, Term Loan B
                                         (LIBOR plus 2.75%), 11/12/2008                  2,500,000          2,507,812
                                       Century Holdings, L.L.C., Term Loan B
                                         (LIBOR plus 3.00%), 6/30/2009                   1,000,000          1,000,000
                                       Charter Communications, Term Loan B
                                         (LIBOR plus 2.50%), 3/18/2008                   2,000,000          1,991,250
                                       Corus Entertainment, Term Loan B
                                         (LIBOR plus 3.00%), 9/1/2007                      990,000            997,425
                                       Falcon Cable Communications, Term Loan C
                                         (PRIME plus 2.25%), 12/31/2007                  1,907,910          1,888,831
                                       Lamar Media Co.:
                                         Term Loan B (LIBOR plus 2.25%),
                                         8/1/2006                                        2,000,000          2,007,500
                                       Incremental Series B-1 (LIBOR plus 2.25%),
                                         8/1/2006                                        1,000,000          1,003,750

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT       VALUE
                                       Pegasus Media & Communications, Term Loan B
                                         (LIBOR plus 3.50%), 4/30/2005                  $1,000,000       $  1,001,250
                                       Sinclair Broadcasting:
                                         Revolver (PRIME plus 1.00%),
                                         9/15/2005                                         222,183            215,518
                                       Term Loan (PRIME Plus 1.00%),
                                         9/15/2005                                         279,930            278,880
                                       Weekly Reader, Term Loan B
                                         (LIBOR plus 4.00%), 12/31/2006                    992,500            977,613
                                       Young Broadcasting, Inc., Term Loan B
                                         (LIBOR plus 3.00%), 11/30/2006                  1,000,000          1,007,500
                                       ----------------------------------------------------------------------------------
                                                                                                           14,877,329
-------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--3.0%
                                       Ispat Inland, L.P.:
                                         Term Loan B
                                         (LIBOR plus 2.25%), 7/16/2005                     839,295            809,919
                                       Term Loan C (LIBOR plus 2.75%), 7/16/2005           839,295            809,919
                                       P&L Coal Holdings Corp., Term Loan B
                                         (LIBOR plus 2.13%), 6/30/2006                   1,615,000          1,615,000
                                       UCAR International, Term Loan B
                                         (LIBOR plus 2.75%), 12/31/2007                  1,993,333          1,985,858
                                       ----------------------------------------------------------------------------------
                                                                                                            5,220,696
-------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--8.2%
                                       Allied Waste Industries:
                                         Term Loan B
                                         (LIBOR plus 2.75%), 7/31/2006                     909,091            870,455
                                       Term Loan C (LIBOR plus 3.00%), 7/31/2007         1,090,909          1,044,545
                                       Barjan Products, Term Loan B
                                         (PRIME plus 3.50%), 5/6/2005                      990,000            987,526
                                       Casella Waste Systems, Term Loan B
                                         (LIBOR plus 3.63%), 12/31/2006                  1,000,000            970,000
                                       Iron Mountain, Term Loan B
                                         (LIBOR plus 2.75%), 2/28/2006                   2,000,000          2,016,250
                                       Rent-A-Center, Inc.:
                                         Term Loan B
                                         (LIBOR plus 2.00%), 8/1/2006                      756,056            749,440
                                       Term Loan C (LIBOR plus 2.25%), 2/1/2007            925,325            917,229
                                       Rent-Way, Inc., Term Loan B
                                         (LIBOR plus 3.50%), 12/31/2006                  1,992,500          1,989,058
                                       Safety-Kleen Corp.:
                                         Term Loan B
                                         (PRIME plus 2.75%), 4/3/2005**                  1,362,760            449,711
                                       Term Loan C (PRIME plus 3.00%), 4/3/2006**        1,362,760            449,711
                                       Stericycle Inc., Term Loan B (Prime plus
                                         3.50%), 11/30/2006                                936,375            943,398
                                       United Rentals, Inc. Term Loan C
                                         (LIBOR plus 2.50%), 6/30/2006                   2,000,000          1,972,500
                                       URS Corp.:
                                         Term Loan B
                                         (LIBOR plus 3.50%), 6/9/2006                      495,000            495,000
                                       Term Loan C (LIBOR plus 3.25%), 6/9/2006            495,000            495,000
                                       ----------------------------------------------------------------------------------
                                                                                                           14,349,823

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT       VALUE

    TECHNOLOGY--1.1%
                                       Semiconductors Components, Term Loan B:
                                         (LIBOR plus 3.50%), 8/4/2006                   $  962,963       $    970,787
                                       (LIBOR plus 3.75%), 8/4/2007                      1,037,037          1,045,463
                                       ----------------------------------------------------------------------------------
                                                                                                            2,016,250
-------------------------------------------------------------------------------------------------------------------------

    TELECOMMUNICATIONS--2.2%
                                       RCN Corp., Term Loan B
                                         (LIBOR plus 3.50%), 6/3/2007                    2,700,000          2,646,000
                                       Superior Telecom, Term Loan A
                                         (LIBOR plus 3.00%), 11/27/2005                  1,269,227          1,262,881
                                       ----------------------------------------------------------------------------------
                                                                                                            3,908,881
-------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--1.4%
                                       Kansas City Southern Railway Co., Term Loan
                                         B (LIBOR plus 3.00%), 1/31/2007                 1,000,000          1,006,250
                                       RailAmerica, Term Loan B
                                         (LIBOR plus 3.25%), 2/28/2007                   1,484,342          1,491,763
                                       ----------------------------------------------------------------------------------
                                                                                                            2,498,013
                                       ----------------------------------------------------------------------------------
                                       TOTAL VARIABLE RATE SENIOR LOAN INTERESTS
                                       (Cost $134,949,149)                                                133,020,568
                                       ----------------------------------------------------------------------------------
    COMMON STOCKS--1.7%                                                                   SHARES
                                       Pilgrim Prime Rate Trust
                                       (Cost $3,197,505)                                   350,000          3,062,500
                                       ----------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS PORTFOLIO--100.0%
                                       (Cost $177,334,004)(a)                                            $175,270,418
                                       ----------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report.

**  Loan is in default.

(a) The cost for federal income tax purposes was $177,334,004. At August 31, 2000, the net unrealized depreciation for all securities based on tax cost was $2,063,586. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $441,851 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,505,437.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of August 31, 2000

ASSETS
Investments in securities, at value (cost $177,334,004)         $175,270,418
----------------------------------------------------------------------------
Cash                                                               1,828,822
----------------------------------------------------------------------------
Interest receivable                                                1,336,211
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      267,645
----------------------------------------------------------------------------
TOTAL ASSETS                                                     178,703,096
----------------------------------------------------------------------------
 LIABILITIES
Dividends payable                                                     40,847
----------------------------------------------------------------------------
Deferred facility fees                                               225,739
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                         108
----------------------------------------------------------------------------
Accrued management fee                                               198,761
----------------------------------------------------------------------------
Other accrued expenses and payables                                  451,451
----------------------------------------------------------------------------
Total liabilities                                                    916,906
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $177,786,190
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $    288,714
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
securities                                                        (2,063,586)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (360,080)
----------------------------------------------------------------------------
Paid-in capital                                                  179,921,142
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $177,786,190
----------------------------------------------------------------------------
 NET ASSET VALUE
CLASS A SHARES
NET ASSET VALUE, offering and redemption price per share
($8,340,021 / 1,688,594 outstanding shares of beneficial
interest, $.01 par value, unlimited number of shares
authorized)                                                            $4.94
----------------------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE, offering and redemption price (subject to
early withdrawal charge) per share ($119,902,169 /24,389,873 outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                                 $4.92
----------------------------------------------------------------------------
CLASS C SHARES
NET ASSET VALUE, offering and redemption price (subject to
early withdrawal charge) per share ($49,544,000 / 10,039,054 outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                                 $4.94
----------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended August 31, 2000

INVESTMENT INCOME
Interest                                                        $11,517,472
---------------------------------------------------------------------------
Dividends                                                           154,100
---------------------------------------------------------------------------
Facilities fees                                                      44,968
---------------------------------------------------------------------------
Total Income                                                     11,716,540
---------------------------------------------------------------------------
Expenses:
Management fee                                                      659,555
---------------------------------------------------------------------------
Services to shareholders                                            137,073
---------------------------------------------------------------------------
Custodian and accounting fees                                        88,586
---------------------------------------------------------------------------
Distribution services fees                                          767,502
---------------------------------------------------------------------------
Administrative services fees                                        329,778
---------------------------------------------------------------------------
Auditing                                                             98,415
---------------------------------------------------------------------------
Legal                                                               155,502
---------------------------------------------------------------------------
Trustees' fees and expenses                                          11,587
---------------------------------------------------------------------------
Reports to shareholders                                              28,244
---------------------------------------------------------------------------
Registration fees                                                   342,189
---------------------------------------------------------------------------
Other                                                                 6,858
---------------------------------------------------------------------------
Total expenses, before expense reductions                         2,625,289
---------------------------------------------------------------------------
Expense reductions                                                 (375,154)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          2,250,135
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                             9,466,405
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                          (360,080)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (1,915,978)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (2,276,058)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $ 7,190,347
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        FOR THE PERIOD
                                                                                         MAY 25, 1999
                                                                                        (COMMENCEMENT
                                                                  YEAR ENDED            OF OPERATIONS)
                                                                AUGUST 31, 2000       TO AUGUST 31, 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                            $  9,466,405                791,642
--------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                             (360,080)                   344
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     (1,915,978)              (147,608)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                        7,190,347                644,378
--------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income
  Class A                                                            (303,042)                    --
--------------------------------------------------------------------------------------------------------
  Class B                                                          (7,304,627)              (715,163)
--------------------------------------------------------------------------------------------------------
  Class C                                                          (1,845,368)                    --
--------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         122,707,729             67,131,493
--------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       5,793,765                356,446
--------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (15,969,768)                    --
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                    112,531,726             67,487,939
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 110,269,036             67,417,154
--------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  67,517,154                100,000
--------------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income of $288,714 and $187,679, respectively)        $177,786,190             67,517,154
--------------------------------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
For the year ended August 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income received                                      $  10,886,885
-----------------------------------------------------------------------------
Payment of expenses                                                (1,375,142)
-----------------------------------------------------------------------------
Proceeds from sales and maturities of investments                  34,222,883
-----------------------------------------------------------------------------
Purchases of investments                                         (115,153,027)
-----------------------------------------------------------------------------
Net purchases of short term investments                           (30,725,615)
-----------------------------------------------------------------------------
    Cash provided by (used in) operating activities              (102,144,016)
-----------------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from Fund share activity                             107,603,625
-----------------------------------------------------------------------------
Distributions paid (net of reinvestment of dividends)              (3,700,811)
-----------------------------------------------------------------------------
  Cash provided by (used in) financing activities                 103,902,814
-----------------------------------------------------------------------------
  Increase (decrease) in cash                                       1,758,798
-----------------------------------------------------------------------------
Cash at beginning of period                                            70,024
-----------------------------------------------------------------------------
Cash at end of period                                           $   1,828,822
-----------------------------------------------------------------------------
 RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS TO
 CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from
  operations                                                        7,190,347
-----------------------------------------------------------------------------
Net (increase) decrease in cost of investments                   (111,305,734)
-----------------------------------------------------------------------------
Net increase (decrease) in unrealized appreciation
(depreciation) on investments                                       1,915,978
-----------------------------------------------------------------------------
(Increase) decrease in net investment income receivable              (829,655)
-----------------------------------------------------------------------------
(Increase) decrease in receivable for investments sold                 10,055
-----------------------------------------------------------------------------
Increase (decrease) in accrued expenses and payables                  874,993
-----------------------------------------------------------------------------
    Cash provided by (used in) operating activities             $(102,144,016)
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                          CLASS A
                                                  FOR THE PERIOD FROM
                                                  NOVEMBER 1, 1999
                                                  (COMMENCEMENT OF
                                                  OPERATIONS) TO
                                                  AUGUST 31, 2000
Net asset value, beginning of period                     $5.00
-------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                           .32
-------------------------------------------------------------------------
Net realized and unrealized gain(loss) on
investment transactions                                   (.08)
-------------------------------------------------------------------------
Total from investment operations                           .24
-------------------------------------------------------------------------
Less distribution from:
Net investment income                                     (.30)
-------------------------------------------------------------------------
Total distributions                                       (.30)
-------------------------------------------------------------------------
Net asset value, end of period                           $4.94
-------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                      4.86**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)                    8
-------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)           1.28*
-------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)            1.26*
-------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                 7.86*
-------------------------------------------------------------------------
Portfolio turnover rate (%)                                 32*
-------------------------------------------------------------------------


                                                                  CLASS B                       CLASS C
                                                                    FOR THE PERIOD    FOR THE PERIOD FROM
                                                                     FROM MAY 25,      NOVEMBER 1, 1999
                                                                   (COMMENCEMENT OF    (COMMENCEMENT OF
                                                   YEAR ENDED       OPERATIONS) TO      OPERATIONS) TO
                                                 AUGUST 31, 2000   AUGUST 31, 1999      AUGUST 31, 2000
Net asset value, beginning of period                  $4.99              5.00                 5.00
-----------------------------------------------------------------------------------   -------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                        .36               .09                  .31
-----------------------------------------------------------------------------------   -------------------
Net realized and unrealized gain (loss) on
investment transactions                                (.07)             (.03)                (.07)
-----------------------------------------------------------------------------------   -------------------
Total from investment operations                        .29               .06                  .24
-----------------------------------------------------------------------------------   -------------------
Less distribution from:
Net investment income                                  (.36)             (.07)                (.30)
-----------------------------------------------------------------------------------   -------------------
Total distributions                                    (.36)             (.07)                (.30)
-----------------------------------------------------------------------------------   -------------------
Net asset value, end of period                        $4.92              4.99                $4.94
-----------------------------------------------------------------------------------   -------------------
TOTAL RETURN (%) (B) (C)                               5.82              1.23**               4.80**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)               120                68                   50
-----------------------------------------------------------------------------------   -------------------
Ratio of expenses before expense reductions (%)        2.03              3.48*                1.87*
-----------------------------------------------------------------------------------   -------------------
Ratio of expenses after expense reductions (%)         1.71              0.38*                1.70*
-----------------------------------------------------------------------------------   -------------------
Ratio of net investment income (loss) (%)              7.13              6.53*                7.38*
-----------------------------------------------------------------------------------   -------------------
Portfolio turnover rate (%)                              32                 2*                  32*
-----------------------------------------------------------------------------------   -------------------

NOTES:
 *  Annualized
**  Not annualized
(a) Based on monthly average shares outstanding during the period
(b) Total return would have been lower had certain expenses not been waived
(c) Total return does not reflect the effect of any sales charges

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Floating Rate Fund (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Massachusetts business trust. The
                             Fund does not intend to list the shares for trading on any national securities exchange.

                             The Fund currently offers multiple classes of shares. Class A shares are offered to certain investors without an initial sales charge. Class A shares are available only to investors participating in a fee based investment advisory or agency commission program and upon conversion from Class B and Class C shares. Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a declining early withdrawal charge ("EWC") if the shares are repurchased by the Fund within four years of purchase. The charge is 3.0% for shares submitted and accepted for repurchase during the first year after purchase, 2.5% during the second year, 2.0% during the third year, and 1.0% during the fourth year. There is no EWC thereafter. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge, are subject to higher ongoing expenses than Class A shares and an EWC of 1.0% within one year of purchase. Class C shares automatically convert to Class A shares ten years after issuance. The Fund intends to offer its shares continuously. The Fund will make quarterly offers to repurchase a percentage of its outstanding shares at net asset value. Because the Fund is a closed-end investment company, shareholders are not able to redeem their shares on a daily basis.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid

NOTES TO FINANCIAL STATEMENTS

                             and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the security is then valued at the calculated mean between the most recent bid and asked quotations supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $6,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008, the expiration date, whichever occurs first. From November 1, 1999 through August 31, 2000, the Fund incurred approximately $355,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Approximately all of the net investment income of the Fund is declared as a daily dividend to shareholders of record and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             STATEMENT OF CASH FLOWS. Information on financials transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and

NOTES TO FINANCIAL STATEMENTS

                             Liabilities and represents the cash position in its custodial bank account and does not include any short-term investments at August 31, 2000.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Facilities fees received are deferred and recognized on a straight-line basis as income over the average life of the loans.

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12th of the annual rate of 0.50% of the first $1 billion of average daily net assets, 0.49% of the next $2 billion, 0.48% of the next $2 billion, 0.47% of the next $5 billion, and 0.45% of average daily net assets over $10 billion.
                             The Fund incurred a management fee of $557,775 after an expense waiver by Scudder Kemper for the year ended August 31, 2000.

                             Scudder Kemper agreed to temporarily waive and reimburse certain operating expenses of the Fund. Under this arrangement, Scudder Kemper waived expenses of $255,359 for the year ended August 31, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). For services under the distribution services agreement, the Fund pays KDI a fee of 0.60% of average daily net assets of the Class B shares pursuant to a separate distribution plan for Class B shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B shares. In addition, KDI receives any early withdrawal fees ("EWC") from redemptions of Class B shares. Distribution and EWC fees incurred by the Fund for the year ended August 31, 2000 are $750,470 after an expense waiver of $255,359 by Scudder Kemper, of which $37,058 is unpaid at August 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to 0.25% of average daily net assets of the Fund. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees incurred by the Fund for the year ended August 31, 2000 are $329,778, of which $240,192 is unpaid at August 31, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company ("KSvC") is the transfer, dividend paying and shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $127,673 for the year ended August 31, 2000.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Fund accounting fees incurred by the Fund for the year ended

NOTES TO FINANCIAL STATEMENTS

                             August 31, 2000 are $65,909, of which the entire amount is unpaid at August 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of Scudder Kemper. During the year ended August 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $11,587 to independent trustees.

--------------------------------------------------------------------------------

3    PURCHASES AND SALES
     OF SECURITIES           For the year ended August 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $115,153,027
                             Proceeds from sales                      34,212,828

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                                  FOR THE PERIOD
                                                                                                   MAY 25, 1999
                                                                                                 (COMMENCEMENT OF
                                                                   FOR THE YEAR ENDED             OPERATIONS) TO
                                                                    AUGUST 31, 2000              AUGUST 31, 1999
                                                               --------------------------    ------------------------
                                                                 SHARES         AMOUNT        SHARES        AMOUNT
                                       ------------------------------------------------------------------------------
                                       SHARES SOLD
                                        Class A                 1,808,710    $  9,010,387           --             --
                                       ------------------------------------------------------------------------------
                                        Class B                12,481,360      62,061,530    3,430,492    $67,131,493
                                       ------------------------------------------------------------------------------
                                        Class C                10,362,521      51,635,812           --             --
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                    41,957         208,108           --             --
                                       ------------------------------------------------------------------------------
                                        Class B                   845,394       4,190,389       71,360        356,446
                                       ------------------------------------------------------------------------------
                                        Class C                   281,292       1,395,268           --             --
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                  (162,073)       (802,462)          --             --
                                       ------------------------------------------------------------------------------
                                        Class B                (2,458,733)    (12,171,920)          --             --
                                       ------------------------------------------------------------------------------
                                        Class C                  (604,759)     (2,995,386)          --             --
                                       ------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARES
                                        TRANSACTIONS                         $112,531,726                 $67,487,939
                                       ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended August 31, 2000, the Fund's custodian and transfer agent fees were reduced by $6,835 and $11,180, respectively, under these arrangements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    INVESTING IN SENIOR
     LOAN INTERESTS          Senior Loans are interests in adjustable rate loans
                             that have a senior right to payment, which, in many circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings.
                             Because of a limited secondary market for Senior
                             Loans, the Fund may be limited in its ability to sell portfolio holdings at the price at which they are valued by the Fund to generate gains, avoid losses, or to meet repurchase requests.

--------------------------------------------------------------------------------

7    COMMITMENTS             The Fund can invest in certain Variable Rate Senior
                             Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid
                             Senior Loans. For the year ended August 31, 2000 the Fund had unfunded loan commitments of approximately $4,482,042.

--------------------------------------------------------------------------------

8    REPURCHASE OFFERS       As a matter of fundamental policy, the Fund will
                             offer to repurchase from 5% to 25% of its common shares at net asset value at three month intervals.
                             The deadline for the repurchase offers will be a business day in the months of February, May, August and November. The price applicable to each repurchase offer will be determined no later than 14 calendar days after each repurchase request deadline (or, if not a business day, the next business day). Fund shares, when submitted for repurchase, may be worth more or less than their original cost. For the year ended August 31, 2000, 3,225,565 shares were repurchased.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER FLOATING RATE FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Floating Rate Fund as of August 31, 2000, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Floating Rate Fund at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated herein in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
                                          Chicago, Illinois

                                          October 20, 2000

DIVIDEND REINVESTMENT PROGRAM

DIVIDEND REINVESTMENT PROGRAM (UNAUDITED)

The Fund's Dividend Reinvestment Program (the "Program") allows participating shareholders to reinvest all dividends and capital gain distributions in additional shares of the Fund. Shares purchased by participants in the Program in connection with the reinvestment of dividends will be issued by the Fund at net asset value. Generally for federal income tax purposes, shareholders receiving additional shares under the Program will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the Program. All distributions to shareholders whose shares are registered in their own names automatically will be paid in shares, unless the shareholder elects to receive the distributions in cash. Shareholders may elect to receive dividends and capital gain distributions in cash by notifying KSvC, as Program Agent. Additional information about the Program may be obtained from KSvC at 1-800-641-1048. If your shares are registered in the name of a broker-dealer or other nominee (an "intermediary"), you must contact the intermediary regarding its status under the Program, including whether the intermediary will participate in the Program on your behalf. No fees or expenses are imposed on shareholders by the Fund or KSvC for participants in the Program.

NOTES

NOTES


TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY
Trustee                           President
LINDA C. COUGHLIN                 PHILLIP J. COLLORA
Trustee                           Vice President and
                                  Secretary
JAMES R. EDGAR
Trustee                           JOHN R. HEBBLE
                                  Treasurer
ARTHUR R. GOTTSCHALK
Trustee                           KELLY D. BABSON
                                  Vice President
FREDERICK T. KELSEY
Trustee                           ANN M. MCCREARY
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee and             LINDA J. WONDRACK
Vice President                    Vice President
KATHRYN L. QUIRK                  MAUREEN E. KANE
Trustee and Vice President        Assistant Secretary
FRED B. RENWICK                   CAROLINE PEARSON
Trustee                           Assistant Secretary
JOHN G. WEITHERS                  BRENDA LYONS
Trustee                           Assistant Treasurer

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      1775 Eye Street N.W.
                                      Washington, D.C. 20006
 .............................................................................................
TRANSFER AGENT                        KEMPER SERVICE COMPANY
AND SHAREHOLDER                       P.O. Box 219557
SERVICE AGENT                         Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed in the U.S.A. on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Floating Rate Fund prospectus.
KFRF-2 (10/25/00) 1122310
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)